UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

MCINTOSH BANCSHARES, INC.
(Exact name of Registrant as Specified in its Charter)

            GEORGIA            000-49766             59-1922861
        (State or other jurisdiction of incorporation)    (Commission File Number)         (IRS Employer Identification Number)

210 SOUTH OAK STREET
JACKSON, GA 30233
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: 770-775-8300

McINTOSH BANCSHARES, INC.

FORM 8-K

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 19, 2007, the Board of Directors of McIntosh Bancshares, Inc. (the “Company”) approved a two-for-one stock split of its common shares. The split entitles each shareholder of record at the close of business on May 15, 2007, to receive two shares for every one share of common stock of the Company owned by the shareholder. The stock split will be implemented and the stock distributed in the form of a 100% stock dividend to be paid on or about June 1, 2007. In connection with the stock split, the Board of Directors approved an Amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from five million shares to ten million shares. Par value remains at $2.50 per share. The amendment was adopted without shareholder approval pursuant to Sections §§ 14-2-1002(6) and (7) of the Georgia Business Corporation Code, and becomes effective immediately upon filing with the Georgia Secretary of State.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibit

2.5	Amendment #2 to Articles of Incorporation of McIntosh Bancshares, Inc. dated April 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

McINTOSH BANCSHARES, INC.

By: /s/ William K. Malone
William K. Malone
Chief Executive Officer

Date: April 20, 2007

Exhibit 2.5

AMENDMENT #2 TO ARTICLES OF
INCORPORATION OF
McINTOSH BANCSHARES, INC.

Pursuant to the provisions of O.C.G.A. §§ 14-2-1006, pertaining to amending the Articles of Incorporation of a corporation, McIntosh Bancshares, Inc. (Corporation), Jackson, Butts County, Georgia, this 19th day of April, 2007 files herewith Articles of Amendment to its Articles of Incorporation, such filing being a duplicate with a fee of $20.00, hereby constituting an application to the Secretary of State for the State of Georgia for an amendment of its original articles and previous amendments to such articles.
1.	The name of the corporation is McIntosh Bancshares, Inc.
       2. The Board of Directors of the Corporation on April 19, 2007, unanimously adopted a resolution deleting Article 3 of the Articles of Incorporation of the Corporation which reads as follows:

"3.

The corporation shall have the authority to issue 5,000,000 common shares with a par value of $2.50 per share."

In lieu of the deleted paragraph 3, the following new paragraph 3 was inserted to reads as follows:

"3.

Each share of the issued and unissued authorized common shares of the Corporation shall be changed into two (2) whole shares. On the effective date of Amendment #2 to the Articles of Incorporation of the Corporation, the Corporation will have 10,000,000 authorized common shares with a par value of $2.50 per share and 2,810,976 common shares issued and outstanding. The stock split created by Amendment #2 shall be implemented by the distribution of one (1) whole common share for each whole common share owned by shareholders in the form of a 100% stock dividend."

    3. This Amendment was adopted by the Board of Directors of the Corporation on April 19, 2007.
    4. This Amendment was adopted without shareholder approval as shareholder approval is not required pursuant to O.C.G.A. §§ 14-2-1002(6) and (7).
    5. This Amendment to the Articles of Incorporation of the Corporation shall be effective on the date of its filing with the Secretary of State of Georgia, and the common stock to be distributed to shareholders pursuant to the stock split shall be sent to stockholders of record as of May 15, 2007
IN WITNESS WHEREOF, McIntosh Bancshares, Inc., Jackson, Butts County, Georgia, has caused these Articles of Amendment to be executed by its duly authorized officer and its corporate seal to be affixed hereto, and has caused these Articles of Amendment to be filed with the Secretary of State of Georgia, as provided in O.C.G.A. §§ 14-2-1006.

McINTOSH BANCSHARES, INC.

By: /s/ William K. Malone
WILLIAM K. MALONE, Chairman and Chief Executive Officer

Attest: /s/ James P. Doyle
JAMES P. DOYLE, Secretary